Long-Term Debt and Line of Credit	12 Months Ended
Aug. 26, 2017
Debt Disclosure [Abstract]
Long-Term Debt and Line of Credit
Long-Term Debt and Line of Credit
On July 7, 2017, the Company entered into a Credit Agreement with Barclays Bank PLC and other parties. The Credit Agreement provides for a term facility of $200.0 million (“Term Facility”) with a seven year maturity, and a revolving loan of up to $75.0 million (the “Revolving Credit Facility”) with a five year maturity, in each case under the new first lien senior secured loan facilities (the “New Credit Facilities”). Substantially concurrent with the consummation of the Business Combination, the full $200.0 million of the first lien term loan (the “Term Loan”) was drawn, and no revolving loans were drawn. The interest rate per annum is based on either (i) a base rate equaling the higher of (a) the “prime rate”, (b) the federal funds effective rate plus 0.50% and (c) the Eurocurrency rate applicable for an interest period of one month plus 1.00% plus (x) 3.00% margin for Term Loan or (y) 2.00% margin for Revolving Credit Facility, or (ii) London Interbank Offered Rate (“LIBOR”) adjusted for statutory reserve requirements, plus (x) 4.00% margin for Term Loan and is subject to a floor of 1.00% or (y) 3.00% margin for Revolving Credit Facility. The applicable margin for Revolving Credit Facility will be adjusted after the completion of the Company’s first full fiscal quarter after the closing of the Business Combination based upon the Company’s consolidated first lien net leverage ratio. As security for the payment or performance of its debt, the Company has pledged certain equity interests in its subsidiaries.
The New Credit Facilities are subject to mandatory prepayments based on contractual terms. With respect to the Term Loan, prior to the six-month anniversary of the Closing Date, a 1.00% prepayment premium is payable by the Company in connection with certain repricing events. The Company may also voluntarily prepay outstanding loans at any time.
The credit facilities governing our debt arrangements contain certain financial and other covenants. The revolving credit facility has a maximum total net leverage ratio equal to or less than 6.25:1.00 (with a reduction to 6.00:1.00 on and after the third anniversary of the closing date of the credit facilities) contingent on credit extensions in excess of 30% of the total amount of commitments available under the revolving credit facility, and limitations on our ability to, among other things, incur and/or undertake asset sales and other dispositions, liens, indebtedness, certain acquisitions, and investments, consolidations, mergers, reorganizations and other fundamental changes payment of dividends and other distributions to equity and warrant holders and prepayments of material subordinated debt, in each case, subject to customary exceptions materially consistent with credit facilities of such type and size. Any failure to comply with the restrictions of the credit facilities may result in an event of default. The credit facilities governing our debt arrangements bear interest at variable rates. If market interest rates increase, variable rate debt will create higher debt service requirements, which could adversely affect our cash flow. As the Company has not drawn on the revolving credit facility as of August 26, 2017, no debt covenants were applicable as of the period then ended.

Prior to the Business Combination, on April 3, 2013, the Company entered into a First Lien Credit Agreement (the “First Lien”) and a Second Lien Credit Agreement (the “Second Lien”) with Credit Suisse Securities (USA) LLC. The First Lien consisted of a $20.0 million revolving line of credit and a $255.0 million term loan. The First Lien revolving line of credit carried interest at a rate per annum equal to LIBOR, with a floor of 1.25%, plus 5.0%, and matures on April 3, 2018. The First Lien term loan required quarterly principal and interest payments, carried interest at a rate per annum equal to LIBOR, with a floor of 1.25%, plus 5.0%, and matured on January 2, 2019. The First Lien also provided for an excess cash flow prepayment based on a contractual formula, payable within 120 days of the end of each fiscal year. Each term lender had the right to refuse any such prepayment. Prepayments were applied against the future principal payments in a manner that was set forth in the First Lien credit agreement. The Second Lien consisted of a $100.0 million term loan that required annual interest payments, bore interest at a rate per annum equal to LIBOR, with a floor of 1.25%, plus 8.5%, and matures on April 3, 2019. The predecessor Company made a payment of $53.6 million on the First Lien.

Under the First Lien and Second Lien, the Company had granted the lenders a security interest in substantially all of the assets of the Company, including its subsidiaries and an affiliate. In addition, the First Lien and Second Lien contained various restrictions, including restrictions on the payment of dividends and other distributions to equity and warrant holders, and provided for the maintenance of certain financial ratios. The Company was in compliance with these covenants at August 27, 2016.

All First Lien and Second Lien term loans existed prior to the Business Combination were extinguished as part of the transaction. As of August 26, 2017, the Company’s only outstanding long-term debt is the $200.0 million Term Facility maturing on July 7, 2024.

At August 26, 2017 and August 27, 2016 there were no amounts drawn against the Company’s Revolving Credit Facility or lines of credit, and long-term debt consists of the following:

	August 26, 2017	August 27, 2016
	(Successor)	(Predecessor)
Term facility due 2024	$200,000	$—
First Lien and Second Lien term loans	—	337,209
Less: long term deferred financing fees	7,910	4,184
Total debt	192,090	333,025
Less: current maturities, net of deferred financing fees of $1.3 million at August 26, 2017, $1.8 million at August 27, 2016	234	11,387
Long-term debt, net of deferred financing fees	$191,856	$321,638

Aggregate principal maturities of debt are as follows:

Fiscal year ending:
2018	$1,500
2019	2,000
2020	2,000
2021	2,000
2022	2,000
Thereafter	190,500
$200,000

The Company utilizes market approaches to estimate the fair value of certain outstanding borrowings by discounting anticipated future cash flows derived from the contractual terms of the obligations and observable market interest and foreign exchange rates. As of August 27, 2016 and August 26, 2017, the book value of the Company's debt approximated fair value. All term debt is valued based on significant observable inputs and classified as Level 2 in the fair value hierarchy.